IPS MILLENNIUM FUND 1999 ANNUAL REPORT


Fellow Shareholders:


         We are pleased to present our Annual Report for the 12 months ended Nov. 30, 1999. During the period total assets increased from $24m to $131.8m. If you would like more frequent updates on the Fund's performance and other factors, all performance statistics and the complete fund portfolio are updated monthly on our Web site. Your Fund in 1999 continues to receive five stars (the highest ranking) from MORNINGSTAR, and continues to be ranked #1 for 1 & 3 years among G&I funds in the January KIPLINGER'S PERSONAL FINANCE MAGAZINE based on total return for the one and three year periods ended 11/15/99. Since the Semi-Annual Report, fund manager Robert Loest and your Fund were the subject of articles in numerous large city papers, as well as SMART MONEY (Nov. '99) and MUTUAL FUNDS (Jan. '00) magazines. During the second half of 1999 we have continued to maintain the Fund's position in electric utilities, to moderate its volatility from its large technology positions. WHILE WE FEEL THAT LONG TERM RETURNS DURING PERIODS OF FUNDAMENTAL TECHNOLOGICAL REVOLUTION SUCH AS WE ARE CURRENTLY EXPERIENCING MAY BE HIGHER THAN DURING THE MATURE, LOW GROWTH INDUSTRIAL ECONOMY THAT EXISTED BEFORE 1995, WE NEVERTHELESS VIEW THE DRAMATIC APPRECIATION IN THE FUND'S NAV IN RECENT MONTHS AS UNSUSTAINABLE, AND CAUTION INVESTORS NOT TO EXPECT SUCH RETURNS FROM ANY FUND ON A LONG-TERM BASIS.



                    [GRAPHIC OMITTED, but represented below]

                     $10,000 Investment at Inception 1/3/95

                    1/31/95        12/31/95       12/31/96       12/31/97       12/31/98
                    -------        --------       --------       --------       --------

V.L. Arithmetic     $10,000        $12,641        $15,667        $20,293        $21,778
Millennium Fund     $10,000        $12,480        $15,537        $18,858        $26,458
S&P 500             $10,000        $13,720        $16,758        $22,104        $28,090

--------------------------------------------------------------------------------
FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

      TOTAL ANNUAL RETURN FOR:             IPS MILLENNIUM                  VALUE LINE                       S&P 500
                                                FUND                    ARITHMETIC INDEX                   COMPOSITE

      12 MONTHS ENDED 11/30/99                103.33%                         11.83%                         19.77%
      3 YEARS ENDED 11/30/99                   43.89%                         13.21%                         26.61%
      INCEPTION 1/3/95 - 11/30/99              37.35%                         18.29%                         20.57%

Total returns above include changes in the Fund's share price, plus reinvestment of dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends reinvested.

--------------------------------------------------------------------------------

Phone: 423.524.1676     Web site: HTTP://WWW.IPSFUNDS.COM   1225 Weisgarber Rd.
       800.232.9142     E-mail: INFO@IPSFUNDS.COM           Suite S-380
Fax:   423.544.0630                                         Knoxville, TN 37909

                       MANAGEMENT'S DISCUSSION & ANALYSIS
                       ----------------------------------

MARKET CAPITALIZATION WEIGHTINGS

         On 11/30/99, 85.3% of the fund's stocks was composed of mid- and large-cap companies. (Market capitalization is price per share times number of shares outstanding, one good measure of a company's size.) The Fund's median market cap has increased over 50% since 5/31 due to price appreciation. THE DISTRIBUTION AMONG THE THREE SIZE SEGMENTS HAS SHIFTED AWAY FROM LARGE CAPS AND TOWARD SMALL-CAPS, the opposite of changes seen in the semi-annual report for the first FY half, with a slight decline in the percentage of mid-caps over the last six months, and a large increase in the percentage of small caps, from 1.5% to 14.7% of the fund. The majority of the stocks in the large-cap category were originally bought as mid-cap companies. Price appreciation turns them into large caps, which affects the Fund's classification as a large cap growth fund in Morningstar. Our benchmark is the return per unit of standard deviation for the VALUE LINE ARITHMETIC COMPOSITE (VLAC), an EQUALLY-WEIGHTED index of 1700 companies.

                   [GRAPHIC OMITTED but is represented below]


-----------------------------------------------------------
|                                                          |
|      Quarter Returns:  IPS Millennium Fund               |
|       vs. Value Line Arithmetic Composite                |
|                                                          |
|                            IPS               Value Line  |
|Quarter ending        Millennium Fund           Returns   |
|                                                          |
|      6/95                  8.27%               8.53%     |
|     12/95                  2.36%               2.04%     |
|      6/96                  9.51%               4.54%     |
|     12/96                  6.34%               7.08%     |
|      6/97                 17.81%              14.68%     |
|     12/97                 -0.53%              -0.69%     |
|      6/98                  3.81%              -1.23%     |
|     12/98                 23.35%              19.80%     |
|       6/99                 11.38%             17.24%     |
-----------------------------------------------------------

FIGURE 2. Relative volatility of the Fund, on a quarterly basis, vs. the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE.

Volatility of Returns

         FIGURE 2 presents a quarterly perspective on your Fund's return and risk characteristics over time. NOTE THAT THE FUND'S DOWNSIDE VOLATILITY IN RECENT QUARTERS HAS BEEN CONSIDERABLY LESS THAN THAT OF THE OVERALL STOCK MARKET, AS REPRESENTED BY THE VLAC. This is particularly evident for the third quarter of 1999, the rightmost pair of bars in FIG. 2 . The Fund significantly outperformed the VLAC and the S&P 500 for the FY second half.

         The volatility of the high growth end of our barbell increased the second half due to the addition of stocks from newer sectors like B2B (Business-to-Business e-commerce). We anticipate that the fund will remain more volatile than the overall market, due to the small number of shares in the float (actually available for trading). This will change gradually as these companies grow, issue more shares in stock splits, takeovers and stock options, and the float increases to the point where supply/demand imbalances are less important in determining share price than are fundamentals.

TURNOVER RATIO

         The financial press obsesses about turnover ratios. Millennium's was 58.74% for our 1999 FY. Very often, turnover ratios are used as a proxy for how much a fund is likely to pay in capital gains distributions, with the general view that high turnover ratios are bad because they increase capital gains distributions, and low turnovers are good, because they reduce them.

         We disagree. If you are trying to measure potential capital gains distributions, why not just call the fund and ask them? Look at what the fund has done historically. In other words, look at capital gains distributions if you want to know about capital gains distributions, not some often misleading proxy for them. We post this information three months before each Nov. 30 FY end, so you don't even need to pay attention to turnover ratios in our case, except as a proxy for relative trading expenses.

         Millennium Fund also follows a policy in the last three months of our fiscal year of selling off all stocks that have large losses, whether we plan to keep them or not. This has two benefits to the Fund. One, it helps us neutralize our capital gains, so you don't pay so much in taxes. It also incidentally runs up the turnover ratio, but in our case that's good for you. Two, it forces us to follow a policy of pulling up our weeds and leaving our flowers. If we want to keep the stocks we sold, we can always buy them back after 31 days, but we still capture the benefit of the capital losses. Interestingly, we rarely buy back losers. We think this contributes to our high tax efficiency rating and returns.

CHANGES IN PORTFOLIO SECTORS: BUYS

         The most obvious change in the Fund's makeup over the last six months has been an increase in the total number of companies, from 55 to 68, the elimination of the REAL ESTATE INVESTMENT TRUST sector, and its replacement by more electric utilities. During the year it has become increasingly apparent that underlying structural change in the electric utility universe has made this sector a far better stabilizer for the Fund's volatile, high growth companies than REITS. Deregulation has caused the utilities to divest, more rapidly write off or securitize vast amounts of legacy generating capacity on which they were earning an inadequate return. This money has been redeployed into much more efficient natural

COPYRIGHT 2000, IPS ADVISORY, INC.                                        PAGE 2

gas generating facilities, and non-regulated businesses like energy trading and fiberoptic telecommunications systems. The result is that the more aggressive companies in particular, but also the entire sector, have dramatically increased their returns on invested capital, as well as their earnings growth rates and capital turnover ratios. In some cases EPS growth has gone from the low-to-mid single digits to 10% or so.

         We have eliminated our PHARMACEUTICALS, and added the CABLE TELEVISION sector for the first time. Cable companies are winding down a long period of very high spending to upgrade their equipment for the Internet, and should soon begin throwing off large amounts of cash. The other major changes have been a doubling of our position in the COMPUTER & INTERNET EQUIPMENT sector, and a dramatic increase in our E- COMMERCE sector, from less than 1% to over 10% of the Fund. We agree with many others that B2B will be far larger than B2C (Business to Consumer) e-commerce, and that has been the focus of much of our software buying. In addition, the doubling of our COMPUTER & INTERNET
EQUIPMENT sector reflects the shift in technology, and the value that it is adding, toward wireless and land data transfer systems, and away from desktop data processing. We are seeing a rapid convergence of the Internet, telephone and computer in handheld devices.

CHANGES IN INVESTMENT POSITIONS:  SALES

         This is always one of the most interesting (and potentially embarrassing) parts of our annual report. It's already clear how what we bought has done. We report this on our Web site each month, in our semi-annual reports to you, and in our DIARY. However, once a stock is sold, most people cease following it. Valuable lessons can be learned, however, from stock sales, and since you own the Fund, we think it's only fair to share our lessons, as well as our successes, with you.

         For reasons generally due to what we felt was under performance relative to competitors, relative to higher potential returns in other sectors, or potential future problems, we sold off all our holdings in a number of companies in the INTERNET SERVICE PROVIDER sector, all companies in the PHARMACEUTICAL and REIT sectors, and several companies in the SOFTWARE and INTERNET SERVICES sectors. Total sales amounted to 21 companies. In most cases we were right to sell. However, in the case of I2 TECHNOLOGIES (ITWO.O) and VERTICALNET (VERT.O), we would have been smarter to hold onto them, since they have since appreciated by multiples of our sales price. While we have used the proceeds to buy other Internet companies that have done very well (and electric utilities, which have not yet done well), this illustrates the difficulty of batting a thousand in this league. One must be very careful, not just in buying, but also when selling companies in immature markets using new technologies. As I have said in the past, the risk in this kind of market is not in owning these companies, the risk is in NOT owning them.

         As Bill Gates has pointed out, new technologies most often tend to disappoint in the short term (1 - 2 years), but produce returns far higher than one could possibly predict in the longer term (3 - 5 years). Sometimes it is necessary to hold onto a company in which we believe for longer than we expect, and occasionally we lose patience. This is what happened with I2 and VERTICALNET. We have gotten better at knowing what to hold onto and what not to over the years, as we gain in our understanding of the tectonic nature of the change our civilization is experiencing, but sometimes we have to learn this lesson afresh.

ANALYSIS OF PERFORMANCE

         By far the largest contributor to the Fund's performance, with the companies that did the best in that sector in parentheses, was E- COMMERCE SOFTWARE (BVSN), with the sector up over 300% for the last six months of the fiscal year. The worst performers were mostly from the old industrial sectors, specifically the ELECTRIC UTILITIES (NI), FINANCIALS (NTBK), PHARMACEUTICALS
(ABT) and REITS (EOP). The other sectors that contributed the most to our performance were E-COMMERCE (VRSN), GENERAL SOFTWARE (VRTS), COMPUTER NETWORKING (CSCO, JNPR), SEMICONDUCTORS (NSM, QLGC) and TELECOMMUNICATIONS SERVICES & EQUIPMENT (JDSU).

         This is no accident of stock picking. There has been a fundamental shift in sales, and the accompanying profits, to the Internet. People are increasingly taking their financial business on-line, for example, and often not to traditional banking web sites. Software and deregulation have produced dramatic changes in the financial sector, and banks that only transfer their traditional business to the Web just don't get it. Software and connectivity are how we imbue our physical assets today with more intelligence and function, and thus value. This is true whether we are talking about automobiles, banks or telephones. It is true of steel mills as much as disk drive companies. It only makes sense that disproportionate growth will be found in the various software segments, but the growth can vary dramatically by sector. This is where stock-picking comes in.

         It is also where a creative redefining of economic sectors is helpful. For instance, if we lumped all software companies together like most funds do, it would be difficult to see where the real performance is, and emphasize narrower subsectors when necessary. This is true of independent power producers also, like CPN and AES, which are growing and adding value far faster than the traditional regulated electric generation and distribution companies. It helps us to see more clearly what we are doing to redefine investment sectors to better fit the world we live in today, rather than the world we lived in in the last century.

COPYRIGHT 2000, IPS ADVISORY, INC.                                        PAGE 3

FUTURE VALUE

         In an information-based world, those companies and products with the most information added, and the most connectivity, will also have the most value added. This is why the traditional, giant pharmaceutical companies are supporting the biotech sector so heavily. The way they have traditionally added value was far less information intensive than the way the biotechs are doing it, using software to dramatically speed up the process of discovery and understanding.

         Furthermore, the companies and products with the most informational flexibility will be more valuable than those without. The ability to create chips with Field Programmable Gate Arrays (FPGA chips) makes it possible to reprogram the chips for newer or different functions remotely, because their interior design is flexible, not fixed like INTEL desktop computer chips are now. This enables technicians and users to continue using chips for newer functions, instead of building new plants to manufacture new generations of chips. One day we will be able to change our computer chips on the fly from a UNIX to a Windows configuration, make parts of it a modem, other parts a calculation device, and assign operating system and other functions to yet other parts of the chip.

         This kind of chip can handle enormously more information in greater variety than a general or specific purpose chip, and is thus more valuable. This is why we own XILINIX (XLNX.O) instead of Intel (INTC.O). In the past FPGAS have had far too few gates to compete with general purpose chips constructed the old way by Intel and others. However, the improvement curve for these devices is steeper, and one day soon they will begin taking over the functions of our desktop chips of today. They will incorporate more information in their design, as well as more informational flexibility.

         We are seeing today the evolution of a dramatically more powerful basis for economic growth than that associated with the old industrial economy, whose growth was tied to the production and much slower growth rate of physical assets. Creation of value is now more a function of information and connectivity, not physical objects and transportation, and many people are having a difficult time making the transition to understanding this new source of value. We probably experienced a similar confusion in understanding the source of value creation after the steam engine was perfected around 1800, when our civilization shifted from an agrarian one, where all value was a function of land ownership, to one in which, for the first time, value was a function of the production of physical objects and transportation of goods. We expect that this new fundamental shift in the basis of wealth creation will produce dramatically more wealth, and do so at a much faster rate than we have been used to in the physical world. We will strive to capture that growth for you in IPS Millennium Fund.



ROBERT LOEST, PH.D., CFA                               GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                               PRESIDENT

--------------------------------------------------------------------------------

         THIS   ANNUAL   REPORT  IS  NOT  AUTHORIZED  FOR  DISTRIBUTION  TO
PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR IPS MILLENNIUM FUND.
--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

                               IPS MILLENNIUM FUND
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                November 30, 1999
    ------------------------------------------------------------------------


ASSETS:
Investments in securities, at value -     $136,178,243
   identified cost $89,479,520
Cash                                           496,711
Receivables
  Fund shares sold                             215,235
  Dividends                                     97,255
  Interest                                      38,019
Other assets                                     1,157
                                          ------------

Total assets                               137,026,620

LIABILITIES:
Accounts Payable
  Investment securities purchased            4,564,906
  Accrued expenses                             130,857

Total liabilities                            4,695,763
                                          ------------

Net Assets                                 132,330,857

Net assets consist of:
  Paid in capital                           84,659,771
  Accumulated realized capital gain            972,363
  Accumulated unrealized capital gain       46,698,723
                                          ------------
Net assets                                 132,330,857
Net assets value
       (132,230,857/2,366,055 shares)     $      55.93
                                          ============


                             STATEMENT OF OPERATIONS
                          Year Ending November 30, 1999
    ------------------------------------------------------------------------


INVESTMENT INCOME:
   Dividend income                                    $    476,870
   Interest                                                282,058
                                                      ------------
Total income                                               758,928
Expenses:
   Management fees                                         798,431
   Organizational cost                                       3,234
                                                      ------------
      Total expenses                                       801,665
   Reimbursement - advisor                                  (3,234)
                                                      ------------
Total expense after reimbursement                          798,431

Net investment income(loss)                                (39,503)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                      1,062,519
   Change in unrealized appreciation
   of investments for the year                          40,661,300
                                                      ------------
   Net gain (loss) on investments                       41,723,819
                                                      ------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                        $ 41,684,316
                                                      ============


The accompanying notes are an integral part of the financial statements.

                              FINANCIAL STATEMENTS

                               IPS MILLENNIUM FUND

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                                November 30, 1999

                     ---------------------------------------

                                                                                 Year End         Year End
                                                                              Nov. 30, 1999     Nov. 30, 1998

                                                                                 1999              1998
                                                                             -------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Investment income-net                                                            ( $39,503)     $     29,433

Net realized gain on investments                                                 1,062,519           137,354

CHANGE IN UNREALIZED                                                            40,661,300         3,223,186
APPRECIATTION                                                                -------------      ------------

Net increase in net assets resulting                                            41,684,316         3,389,973
from operations

DISTRIBUTIONS TO SHAREHOLDERS
FROM:

Investment income-net                                                              (24,532)                0
Realized gains                                                                           0                 0
                                                                             -------------      ------------
Net decrease in net assets due to                                                  (24,532)                0
distributions to shareholders

CAPITAL SHARE TRANSACTIONS:

Issued-regular                                                                  80,564,293        10,708,083

Issued-in lieu of cash distributions                                                24,319                 0

Redeemed - regular                                                             (14,419,001)       (1,280,809)
                                                                             -------------      ------------
INCREASE IN NET ASSETS DUE TO                                                   66,169,611         9,427,274
CAPITAL SHARE TRANSACTIONS

INCREASE IN NET ASSETS                                                         107,829,395        12,817,247

NET ASSETS
      Beginning of year                                                         24,501,462        11,684,215

      End of period                                                          $ 132,330,857      $ 24,501,462
                                                                             =============      ============


The accompanying notes are an integral part of the financial statements.



                                                         IPS MILLENNIUM FUND
                                      FINANCIAL HIGHLIGHTS, SELECTED PER SHARE DATA AND RATIOS



                                                      FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
                                                         Ended           Ended           Ended           Ended           Ended<F1>
                                                      NOV. 30, 1999   NOV. 30, 1998   NOV. 30, 1997  NOV. 30, 1996    NOV. 30, 1995
                                                      -------------   -------------   -------------   -------------    -------------

                                                      PER SHARE DATA: PER SHARE DATA PER SHARE DATA: PER SHARE DATA: PER SHARE DATA:
SELECTED PER SHARE DATA:
     Net value - beginning of period                     $ 27.53        $ 22.31         $ 18.86         $ 14.99         $ 12.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                      (0.03)          0.04           (0.05)           0.02            0.12
Net realized and unrealized gain
    (loss) on investments                                  28.45           5.18            3.58            3.97            2.98
                                                         -------        -------         -------         -------         -------

    TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         28.42           5.22            3.53            3.99            3.10

LESS DISTRIBUTIONS:

Dividends from net investment income                       (0.02)          0.00            0.00           (0.04)          (0.11)
Dividends from net realized gains on investments           (0.00)         (0.00)          (0.08)          (0.08)           0.00
                                                         -------        -------         -------         -------         -------
Total distributions                                      $ (0.02)       $ (0.00)        $ (0.08)        $ (0.12)        $ (0.11)

NET ASSET VALUE:
     End of period                                       $ 55.93        $ 27.53         $ 22.31         $ 18.86         $ 14.99
                                                         =======        =======         =======         =======         =======

     Total return                                         103.23%         23.40%          18.72%          26.62%          25.83%<F1>

RATIOS:
     Net assets, end of period (thousands)               $132,331       $ 24,501        $ 11,684        $  5,613       $   1,626
     Ratio of expenses to average net assets                1.39%          1.40%           1.40%           1.40%           1.40%<F1>
     Ratio of expenses to average net assets
             before reimbursement                           1.39%          1.42%           1.43%           1.50%           1.70%<F1>
     Ratio of net income to average net assets             (0.07)          0.17%          (0.23%)          0.08%           1.00%
     Ratio of net income to average net assets
             before reimbursement                          (0.07%)         0.19%          (0.19%)          0.18%           1.37%
     Portfolio turnover rate                               51.74%         87.99%          33.17%          55.17%          26.70%

<F1>  Annualized
<F2>  January 3, 1995 was commencement of operations.


The accompanying notes are an integral part of the financial statements.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDING NOVEMBER 30, 1999

NOTE 1 - ORGANIZATION
The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund's investment objective is long term capital growth.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The specific identification method is used for determining gains and losses for financial statement and income tax purposes.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the amount of $16,281. Organizational expenses are being amortized monthly over a period of 60 months, beginning on January 3, 1995. The balance outstanding on November 30, 1999 was $1,157.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $84,659,771 Transactions in capital stock for the period 12/01/98 through 11/30/99 were as follows:

                                           Share                       Amount
                                           -----                       ------

                                    1999        1998            1999            1998

Shares sold                      1,827,813     431,563     $80,564,293     $10,708,083
Share issued in reinvestment
  of Dividends                         861           0          24,319               0
                                 ---------     -------     -----------     -----------
     Total                       1,828,674     431,563     $80,588,612     $10,708,083
 Shares redeemed                   352,608      65,382      14,419,001       1,280,809
                                 ---------     -------     -----------     -----------
Net increase                     1,476,066     366,181     $66,169,611      $9,427,274

NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $78,958,630 and $27,410,368, respectively, during the period December 1, 1998 through November 30, 1999; there were no investment transactions involving U.S. Government obligations. At November 30, 1999, the unrealized appreciation for all securities was $48,106,648 and the unrealized depreciation for all securities was $1,407,925. For a net unrealized appreciation of $46,698,723. The aggregate cost of securities for federal income tax purposes at November 30, 1999 was $89,479,520

NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc. (the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the year ended November 30, 1999 was $798,431.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc. (SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

NOTE 7 - CHANGE OF INDEPENDENT ACCOUNTANTS
Effective October 21, 1999 the Trust selected the accounting firm of McCurdy & Associates CPA's Inc. to serve as the funds' independent certified public accountants for the fiscal year ended November 30, 1999, to fill a vacancy resulting from Cherry, Bekaert & Holland, L.L.P.'s resignation. Cherry, Bekaert & Holland, L.L.P. had served as the fund's independent certified public accountants for the fund's fiscal years ended November 30, 1998. Cherry, Bekaert & Holland's report on the financial statements of the fund for the fiscal year ended November 30, 1998 did not contain an adverse opinion or disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Cherry, Bekaert & Holland, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the fiscal year ended November 30, 1998 through the date of their resignation.

The Trust represents that it had not consulted with McCurdy and Associates CPS's Inc. at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund's financial statements.

NOTE 8 - RECLASSIFICATION OF CAPITAL ACCOUNTS

The Fund has adopted Statement of position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid in capital gain have been adjusted as of November 30, 1999 in the following amounts. Theses restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended November 30, 1999.

        Undistributed Net Investment Loss     Paid in Capital
        ---------------------------------     ---------------
                    54,639                       (54,639)

                               IPS MILLENNIUM FUND
                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 1999



EQUITY SECURITIES:                              SHARES          VALUE

CABLE  - 1.4
 Comcast Corp.                                   20,000        903,750
 Cox Communications (a)                          20,000        940,000

COMPUTER NETWORKING  - 12.8
  Cisco Systems, Inc                             50,000      4,459,375
  EMC Corp  (a)                                  50,000      4,178,125
  Gadzooks Networks  (a)                         10,000        790,000
  Juniper Networks  (a)                           5,000      1,385,625
  Radio Frequency Microdevices  (a)              30,000      2,038,125
  Sun Microsystems  (a)                          10,000      1,322,500
  Terayon Communication Systems  (a)             15,000        930,938
  Xilinx Inc.  (a)                               20,000      1,790,000

ELECTRONIC COMMERCE - 6.1
  Amazon.com  (a)                                30,000      2,551,875
  Doubleclick  (a)                               10,000      1,600,625
  EBay Inc. (a)                                   5,000        825,313
  Internet Capital Group  (a)                     5,000        840,000
  Verisign  (a)                                  12,000      2,229,750

UTILITIES - 13.4%
  California Water Service                       15,000        474,375
  Cleco                                          55,000      1,794,375
  Dominion Resources                             60,000      2,722,500
  DPL Inc.                                      110,000      1,966,250
  Duke Energy                                    65,000      3,294,688
  Florida Progress                               40,000      1,710,000
  NISource                                       70,000      1,316,875
  Reliant Energy                                 85,000      2,109,063
  Scana Corp                                     50,000      1,356,250
  Southern Company                               40,000        935,000

FINANCIAL - 1.9%
  National Commerce Bancorp                      45,000      1,136,250
  Netbank Inc.  (a)                              24,000        570,000
  North Fork Bancorp                             15,000        301,875
  Telebank Financial  (a)                         6,000        154,875
  Trust Co & Bank of NY                          27,600        401,925

INDEPENDENT POWER PRODUCERS - 5.3%
AES Corp.  (a)                                   50,000      2,896,875
Calpine  (a)                                     70,000      4,130,000

INFORMATION & SERVICES - 3.5%
  Mapquest  (a)                                  25,000        621,875
  Network Solutions  (a)                          4,000        599,750
  Yahoo!  (a)                                    16,000      3,404,000

INTERNET SERVICE PROVIDERS  - 3.8
  America Online  (a)                            50,000      3,634,375
  Verio Inc.  (a)                                40,000      1,437,500

NATURAL GAS UTILITY  - 1.7
  Enron Corp.                                    60,000      2,283,750

SEMI-CONDUCTOR TECHNOLOGY  - 5.3
  Analog Devices  (a)                            20,000      1,148,750
  Broadcom  (a)                                  15,050      2,694,891
  National Semiconductor  (a)                    30,000      1,275,000
  Qlogic  (a)                                    16,000      1,810,000

SOFTWARE - 18.4
  Ariba, Inc.  (a)                                5,000        902,810
  Broadvision  (a)                               30,000      2,791,875
  Interactive Pictures  (a)                      25,000        550,000
  Micromuse Inc.  (a)                             5,000        571,875
  Microsoft  (a)                                 18,000      1,638,844
  Phone.com  (a)                                 20,000      2,900,000
  Portal Software  (a)                           10,000      1,170,625
  RealNetworks  (a)                              25,000      3,487,500
  SilkNet  (a)                                   20,000      1,765,000
  Software.com  (a)                              20,100      1,950,956
  Tumbleweed Communications  (a)                 20,000        780,000
  Veritas Software(a)                            30,000      2,746,875
  Vitria Technology  (a)                         30,000      2,994,375

TELECOMMUNICATIONS   -16.1%
  Adelphia Business Solutions  (a)               20,000        625,000
  Clarent Corp.  (a)                             20,000      1,625,000
  Covad Communications  (a)                      20,000      1,038,750
  Efficient Networks  (a)                        10,000        600,000
  Global Crossing  (a)                           30,000      1,308,750
  Level Three Communications  (a)                20,000      1,356,250
  Lucent Technologies                            20,000      1,461,250
  Metromedia Fiber Network  (a)                  20,000        775,000
  Nextel  (a)                                    20,000      1,982,500
  QWEST Communications  (a)                      40,000      1,367,500
  Sprint PCS Group  (a)                          15,000      1,376,250
  JDS Uniphase  (a)                              30,000      6,862,500
  MCI/WorldCom, Inc.  (a)                        10,250        847,547

TOTAL COMMON STOCK - (COST $71,745,378) - 89.7%            118,444,100
                                                           -----------

MONEY MARKET FUNDS  - 13.5%              Principal Amount
---------------------------
  Riverfront U.S. Govt Securities Fund       17,734,143     17,734,143

TOTAL INVESTMENTS  - (COST $89,479,520)  - 103.2%          136,178,243

EXCESS OF OTHER LIABILITIES OVER OTHER ASSETS  - (3.2%)    (4,373,347)
                                                          ------------


NET ASSETS  - 100.0%                                      $131,804,896
                                                          ============


(a) Non-income producing

The accompanying notes are an integral part of the financial statements.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
IPS Millennium Fund

We have audited the accompanying statement of assets and liabilities of IPS Millennium Fund, including the schedule of portfolio investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years and for the period from January 3, 1995 (commencement of operations) to November 30, 1995 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS Millennium Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years and for the period from January 3, 1995 (commencement of operations) to November 30, 1995 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 8, 1999